SUPPLEMENT DATED MAY 1, 2026 TO THE FOLLOWING PROSPECTUS DATED MAY 1, 2026
New York Life Survivorship Variable Universal Life Accumulator II
INVESTING IN THE FOLLOWING SEPARATE ACCOUNT
NYLIAC Variable Universal Life Separate Account-I
This supplement amends the most recent prospectus for the New York Life variable universal life policy listed above that is issued by New York Life Insurance and Annuity Corporation (“NYLIAC”). This supplement describes changes to two Portfolios available under the policy. You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.
The Current Expenses fee of “0.59%*” for the AB VPS Relative Value Portfolio—Class A listed in the “APPENDIX: ELIGIBLE PORTFOLIOS AVAILABLE UNDER THE POLICY” section of the Prospectus is deleted and replaced with “0.60%*”.
The Current Expenses fee of “0.80%*” for the Goldman Sachs VIT International Equity Insights Fund—Institutional Class listed in the “APPENDIX: ELIGIBLE PORTFOLIOS AVAILABLE UNDER THE POLICY” section of the Prospectus is deleted and replaced with “0.81%*”.
The other sections of your Prospectus remain unchanged.

New York Life Insurance and Annuity Corporation
(a Delaware Corporation)
51 Madison Avenue
New York, New York 10010